CERTIFICATION PURSUANT TO
         18 U.S.C. SECTION 1350
          AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pinnacle
Resources, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Glen R. Gamble, Chief
Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully complies with the
requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
           (2) The information contained in the
Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Glen R. Gamble
-----------------------------
Glen R. Gamble
Chief Executive Officer

November 17, 2003





        CERTIFICATION PURSUANT TO
         18 U.S.C. SECTION 1350
          AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pinnacle
Resources, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert A. Hildebrand,
Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully complies with the
requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
           (2) The information contained in the
Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Robert A. Hildebrand
-----------------------------
Robert A. Hildebrand
Chief Financial Officer

November 17, 2003